PRUDENTIAL WORLD FUND, INC.
Prudential Jennison Global Opportunities Fund

Supplement dated December 27, 2017 to the Currently Effective Summary Prospectus

In the section of the Summary Prospectus entitled “Performance,” the table containing the returns of the Lipper Average is hereby deleted and replaced with the table set forth below:

	One Year	Five Years	Ten Years	Since Inception
Lipper Average % (reflects no deduction for sales charges or taxes)
Lipper Global Multi-Cap Growth Funds Average*	1.61%	N/A	N/A	--
Lipper Global Large-Cap Growth Funds Average*	1.09%	N/A	N/A	--

* The Fund is compared to the Lipper Global Multi-Cap Growth Funds performance universe, although Lipper classifies the Fund in the Lipper Global Large-Cap Growth Funds performance universe. The Lipper Global Multi-Cap Growth Funds performance universe is utilized because the Fund’s manager believes that the funds included in this universe provide a more appropriate basis for fund performance comparisons.

LR1011